Exhibit 99.1

LETTER OF TRANSMITTAL

Offer to Exchange

Each Outstanding Ordinary Share

of

Perrigo Company plc

for

$75.00 in Cash and

2.3 Mylan N.V. Ordinary Shares

by

MYLAN N.V.

Pursuant to the Prospectus/Offer to Exchange dated [•], 2015

THIS LETTER OF TRANSMITTAL CONSTITUTES THE FORM OF ACCEPTANCE FOR THE

PURPOSES OF THE TAKEOVER PANEL ACT, 1997, TAKEOVER RULES, 2013.

THE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 1:00 P.M. (IRISH TIME) / 8:00 A.M. (NEW YORK CITY TIME), ON [●], 2015, UNLESS THE OFFER IS EXTENDED. ORDINARY SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE OFFER BUT NOT DURING THE SUBSEQUENT OFFERING PERIOD.

The Exchange Agent for the Offer is:

[●]

By Mail:	By Overnight Courier or By Hand:

[●]	[●]

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear on Share Certificate(s))	Share Certificate(s) and Share(s) Tendered (Attach additional list, if necessary)
	Share Certificate Number(s)*	Total Number Of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Ordinary Shares

*	Need not be completed by shareholders tendering by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all ordinary shares represented by any certificates delivered to the Exchange Agent are being tendered. See Instruction 4.

This Letter of Transmittal is to be used for the exchange of ordinary shares (“Perrigo ordinary shares”) of Perrigo Company plc (“Perrigo”), a public limited company incorporated under the laws of Ireland. Tendering Perrigo shareholders may use this form if certificates representing Perrigo ordinary shares are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2 below) is utilized, if delivery of Perrigo ordinary shares is to be made by book-entry transfer to the account of [●] (the “Exchange Agent”) at the book-entry transfer facility pursuant to the procedures set forth in the section of the Prospectus/Offer to Exchange dated [●], 2015 (the “Prospectus/Offer to Exchange”) entitled “The Offer—Procedure for Tendering”.

Holders of outstanding Perrigo ordinary shares whose certificates representing Perrigo ordinary shares are not immediately available or who cannot deliver their certificates representing Perrigo ordinary shares and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined herein), or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, must tender their Perrigo ordinary shares according to the guaranteed delivery procedure set forth in the section of the Prospectus/Offer to Exchange entitled “The Offer—Procedure for Tendering”. See Instruction 2 below. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

TENDER OF SHARES

☐ CHECK HERE IF ORDINARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER ORDINARY SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐ CHECK HERE IF ORDINARY SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT, AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by guaranteed delivery by book-entry transfer, also give the following information:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW FOR THIS LETTER OF TRANSMITTAL.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND IN THEIR ENTIRETY.

Ladies and Gentlemen:

The undersigned hereby tenders to Mylan N.V. (“Mylan”), a public limited liability company (naamloze vennootschap) organized and existing under the laws of the Netherlands, each of the above-described ordinary shares, par value €0.001 per ordinary share (“Perrigo ordinary shares”), of Perrigo Company plc (“Perrigo”), a public limited company incorporated under the laws of Ireland, in exchange for $75.00 in cash, without interest and less any required withholding taxes, and 2.3 ordinary shares, nominal value €0.01per share, of Mylan (“Mylan ordinary shares”), upon the terms and subject to the conditions set forth in the Prospectus/Offer to Exchange dated [●], 2015 (the “Prospectus/Offer to Exchange”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as amended, supplemented or modified from time to time, constitute the “Offer”). Mylan will not issue any fractional ordinary shares pursuant to the offer. Any fractional entitlements will be rounded up or down to the nearest whole number (with fractional entitlements of 0.5 of a Mylan ordinary share being rounded up). The Offer expires 1:00 p.m. (Irish Time) / 8:00 a.m. (New York City Time), on [●], 2015, unless extended as described in the Prospectus/Offer to Exchange (as extended, the “Expiration Date”). The undersigned understands that Mylan reserves the right to transfer or assign, in whole or in part from time to time, to one or more of its affiliates the right to exchange all or any portion of the Perrigo ordinary shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Mylan of its obligations under the Offer or prejudice the undersigned’s rights to exchange Perrigo ordinary shares validly tendered and accepted for exchange pursuant to the Offer.

Upon the terms and subject to the conditions of the Offer (and, if the Offer is extended, amended or earlier terminated, the terms and conditions of any such extension, amendment or termination), and subject to, and effective upon, acceptance of Perrigo ordinary shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Mylan all right, title and interest in and to all of the Perrigo ordinary shares that are being tendered hereby (and any and all dividends, distributions, rights, other Perrigo ordinary shares or other securities issued, paid, distributed or issuable, payable or distributable in respect thereof on or after the date of the Prospectus/Offer to Exchange, other than regular quarterly cash dividends (if any) on Perrigo ordinary shares (collectively, “Distributions”)) and irrevocably appoints [●] (the “Exchange Agent”) the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Perrigo ordinary shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Perrigo ordinary shares), to (i) deliver certificates representing such Perrigo ordinary shares, and all Distributions, or transfer ownership of such Perrigo ordinary shares (and all Distributions) on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Mylan; (ii) present such Perrigo ordinary shares (and all Distributions) for transfer on the books of Perrigo; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Perrigo ordinary shares (and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, or through delivery of an Agent’s Message, as set forth in the section of the Prospectus/Offer to Exchange entitled “The Offer—Procedure for Tendering”, the tendering shareholder irrevocably appoints designees of Mylan as such shareholder’s agents, attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such shareholder’s rights with respect to the Perrigo ordinary shares tendered by such shareholder and accepted for exchange by Mylan (and all Distributions). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered Perrigo ordinary shares (and all Distributions). Such appointment will be effective when, and only to the extent that, Mylan accepts such Perrigo ordinary shares for exchange. Upon appointment, all prior powers of attorney and proxies given by such shareholder with respect to such Perrigo ordinary shares (and all Distributions) will be revoked, without further action, and no subsequent powers of attorney or proxies may be given nor any subsequent written consent executed by such shareholder (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of Mylan will, with respect to the Perrigo ordinary shares (and all Distributions) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such shareholder as they in their discretion may deem proper at any annual or special meeting of Perrigo shareholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Mylan reserves the right to require that, in order for Perrigo ordinary shares to be deemed validly tendered, immediately upon Mylan’s acceptance of Perrigo ordinary shares for exchange, Mylan must be able to exercise full voting, consent and other rights with respect to such Perrigo ordinary shares (and all Distributions).

The foregoing proxies are effective only upon acceptance for exchange of Perrigo ordinary shares tendered pursuant to the Offer. The Offer does not constitute a solicitation of proxies or consents, absent an exchange of Perrigo ordinary shares, from Perrigo’s shareholders.

The undersigned hereby represents and warrants that the undersigned owns the Perrigo ordinary shares being tendered (and all Distributions), the tender of such Perrigo ordinary shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended, the undersigned has full power and authority to tender, sell, assign and transfer the Perrigo ordinary shares (and all Distributions) tendered hereby, when such Perrigo ordinary shares are accepted for exchange by Mylan, Mylan will acquire good, marketable and unencumbered title thereto (and to all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and none of such Perrigo ordinary shares (or any Distributions) will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Mylan to be necessary or desirable to complete the sale, assignment and transfer of Perrigo ordinary shares (and all Distributions) tendered hereby. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Mylan all Distributions in respect of Perrigo ordinary shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Mylan shall be entitled to all rights and privileges as the owner of each such Distribution and may withhold the entire consideration for the Perrigo ordinary shares tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by Mylan in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus/Offer to Exchange, this tender is irrevocable.

The undersigned understands that the valid tender of Perrigo ordinary shares pursuant to any one of the procedures described in the section of the Prospectus/Offer to Exchange entitled “The Offer—Procedure for Tendering” and in the Instructions hereto will constitute a binding agreement between the undersigned and Mylan upon the terms and subject to the conditions of the Offer (and, if the Offer is extended, amended or earlier terminated, the terms or conditions of any such extension, amendment or termination). The undersigned recognizes that under certain circumstances set forth in the Prospectus/Offer to Exchange, Mylan may not be required to accept for exchange any of the Perrigo ordinary shares tendered hereby.

The undersigned understands that the delivery and surrender of Perrigo ordinary shares that the undersigned has tendered is not effective, and the risk of loss of such Perrigo ordinary shares does not pass to the Exchange Agent, until the Exchange Agent receives this Letter of Transmittal, properly completed and duly executed, or an Agent’s Message (as discussed in the Prospectus/Offer to Exchange in the section entitled “The Offer—Procedure for Tendering”) in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to Mylan and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF PERRIGO ORDINARY SHARES WILL BE DETERMINED BY MYLAN IN ITS SOLE DISCRETION, AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING PERRIGO SHAREHOLDERS TO THE FULLEST EXTENT PERMITTED BY LAW. The undersigned also understands that no tender of Perrigo ordinary shares is valid until all defects and irregularities in tenders of Perrigo ordinary shares have been cured or waived and that none of Mylan, the Exchange Agent, the Information Agent (see below) or any other person is under any duty to give notification of any defects or irregularities in the tender of any Perrigo ordinary shares or will incur any liability for failure to give any such notification.

Unless otherwise indicated below under “Special Issuance Instructions”, the undersigned hereby requests that the certificates for shares Mylan ordinary shares (or, at Mylan’s election, evidence of book-entry of Mylan ordinary shares) and a check for cash, and the return of any certificates representing Perrigo ordinary shares not tendered or not accepted for exchange, be issued in the name(s) of the registered holder(s) appearing above in the box entitled “Description of Shares Tendered”. Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions”, the undersigned hereby requests that the certificates for Mylan ordinary shares (or, at Mylan’s election, evidence of book-entry of Mylan ordinary shares) and a check for cash, and any certificates representing Perrigo ordinary shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) be mailed to the address(es) of the registered holder(s) appearing above in the box entitled “Description of Shares Tendered”. In the event that the boxes below entitled “Special Issuance Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that the certificates for Mylan ordinary shares (or, at Mylan’s election, evidence of book-entry of Mylan ordinary shares) and a check for cash, and the return of any certificates representing Perrigo ordinary shares not tendered or not accepted for exchange, be issued in the name(s) of, and any certificates or other evidence (and accompanying documents, as appropriate) be mailed to, the person(s) so indicated. Shareholders tendering shares Perrigo ordinary shares by book-entry transfer may request that Perrigo ordinary shares not exchanged be credited to such account at the book-entry transfer facility as such shareholder may designate under “Special Issuance Instructions”. If no such instructions are given, any such Perrigo ordinary shares not exchanged will be returned by crediting the account at the book-entry transfer facility designated below. The undersigned recognizes that Mylan has no obligation, pursuant to the “Special Issuance Instructions”, to transfer any Perrigo ordinary shares from the name of the registered holder(s) thereof if Mylan does not accept for exchange any of the Perrigo ordinary shares so tendered.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the certificates for Mylan ordinary shares (or, at Mylan’s election, evidence of book-entry of Mylan ordinary shares), the check for cash payable in the Offer (without interest and less any required withholding taxes) and/or certificates representing Perrigo ordinary shares not tendered or not accepted for exchange are to be issued in the name of someone other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered”.

Issue (please check one or both, as applicable):

☐    Check         ☐     Share Certificate(s)         to:

Name:
(Please Print)

Address:

(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:
(See IRS Form W-9 or appropriate IRS Form W-8, as applicable)

☐ Credit Perrigo ordinary shares tendered by book-entry transfer, but not exchanged, to the account number at the book-entry transfer facility set forth below.

Account Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the certificates for Perrigo ordinary shares (or, at Mylan’s election, evidence of book-entry of Mylan ordinary shares), the check for cash payable in the Offer (without interest and less any required withholding taxes) and/or certificates representing Perrigo ordinary shares not tendered or not accepted for exchange are to be sent to an address other than the address(es) of the registered holder(s) listed above in the box entitled “Description of Shares Tendered”.

Mail (please check one or both, as applicable):

☐    Check         ☐    Share Certificate(s)         to:

Name:
(Please Print)

Address:

(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:
(See IRS Form W-9 or appropriate IRS Form W-8, as applicable)

IMPORTANT—SIGN HERE (Please complete IRS Form W-9 or appropriate IRS Form W-8, as applicable)

Dated:

EXECUTION BY INDIVIDUALS

Signed and delivered as a deed by:	Witnessed by:

1. L.S. Signature	Name: Signature:	Address of Witness:
2. L.S. Signature	Name: Signature:	Address of Witness:

IMPORTANT: Each registered holder who is an individual MUST SIGN IN THE PRESENCE OF A WITNESS (not being a joint holder of a share to which the acceptance relates) who must be over 18 years of age and who must also sign and print his/her name and address where indicated.

EXECUTION BY A COMPANY

If please affix seal/sign below:

Executed and delivered as a deed by (or if incorporated in Ireland executed under the common seal of)

Name of Company

Signature of authorized signatory	Name of authorized signatory

Signature of authorized signatory	Name of authorized signatory	Affix seal here (if incorporated in Ireland)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 below.)

Name:
(Please Print)

Capacity (Full Title):

Address:
(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:

(See IRS Form W-9 or appropriate IRS Form W-8, as applicable)

GUARANTEE OF SIGNATURE(S)

FOR USE BY ELIGIBLE INSTITUTIONS ONLY

(If Required—See Instructions 1 and 5)

Authorized Signature:

Name:

Title:
(Please Print)

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Date:

PLACE MEDALLION GUARANTEE IN SPACE BELOW

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (i) if the Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) of Perrigo ordinary shares and such holder(s) have not completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if Perrigo ordinary shares are tendered for the account of a financial institution that is a member of the Security Transfer Agent Medallion Signature Program or by any other “eligible guarantor institution”, as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be completed by Perrigo shareholders either if certificates representing shares Perrigo ordinary shares are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the Perrigo ordinary shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Prospectus/Offer to Exchange. For a shareholder to validly tender shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent’s Message (in connection with book-entry transfer of the shares) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates representing tendered Perrigo ordinary shares must be received by the Exchange Agent at one of such addresses prior to the Expiration Date or (ii) such Perrigo ordinary shares must be tendered pursuant to the procedure for book-entry transfer set forth herein and in the Prospectus/Offer to Exchange, and a book-entry confirmation must be received by the Exchange Agent prior to the Expiration Date or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in the Prospectus/Offer to Exchange.

Shareholders whose certificates representing Perrigo ordinary shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Perrigo ordinary shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Prospectus/Offer to Exchange.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Mylan, must be received by the Exchange Agent prior to the Expiration Date and (iii) certificates representing Perrigo ordinary shares, in proper form for transfer (or a book-entry confirmation with respect to all tendered Perrigo ordinary shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and other documents required by this Letter of Transmittal must be received by the Exchange Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the New York Stock Exchange is open for business.

The term “Agent’s Message” means a message, transmitted by the book-entry transfer facility to, and received by, the Exchange Agent and forming a part of the book-entry confirmation, which states that the book-entry transfer facility has received an express acknowledgement from the participant in the book-entry transfer facility tendering the Perrigo ordinary shares that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Mylan may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF PERRIGO ORDINARY SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE

TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Perrigo ordinary shares will be exchanged. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Perrigo ordinary shares for exchange.

3. Inadequate Space. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of Perrigo ordinary shares tendered and the certificate numbers representing such Perrigo ordinary shares, if applicable, should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all Perrigo ordinary shares represented by any certificate delivered to the Exchange Agent are to be tendered hereby, fill in the number of Perrigo ordinary shares that are to be tendered in the box entitled “Number of Shares Tendered”. In such cases, new certificates representing the remainder of the Perrigo ordinary shares that were represented by the old certificates, but that were not tendered, will be sent to the registered holder(s) at the address(es) listed above in the box entitled “Description of Shares Tendered”, unless otherwise provided in the box(es) entitled “Special Delivery Instructions” and/or “Special Issuance Instructions” herein, as soon as practicable after the Expiration Date or the termination of the Offer. All Perrigo ordinary shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of Perrigo ordinary shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates representing such Perrigo ordinary shares without alteration, enlargement or any other change whatsoever.

If any Perrigo ordinary shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Perrigo ordinary shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Perrigo ordinary shares.

If this Letter of Transmittal is signed by the registered holder(s) of shares Perrigo ordinary shares tendered hereby, no endorsements of certificates representing Perrigo ordinary shares or separate stock powers are required, unless the Mylan ordinary shares are to be issued to, or certificates representing Perrigo ordinary shares not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) representing Perrigo ordinary shares tendered, the certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate representing Perrigo ordinary shares or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Mylan of such person’s authority so to act must be submitted.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Mylan will pay all United States stock transfer taxes with respect to the transfer of any Perrigo ordinary shares to Mylan, or by its order, pursuant to the Offer. If, however, issuance of Mylan ordinary shares is to be made to, or certificate(s) representing

Perrigo ordinary shares not tendered or not accepted for exchange are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates representing Perrigo ordinary shares are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of such issuance or transfer to such other person will be deducted from the consideration to be received by such shareholder for the exchange of such Perrigo ordinary shares in the Offer, unless evidence satisfactory to Mylan of the payment of such taxes, or exemption therefrom, is submitted.

7. Special Issuance and Delivery Instructions. If certificates (or, at Mylan’s election, evidence of book-entry transfer) for Mylan ordinary shares and a check for cash payable in the Offer or any Perrigo ordinary shares not tendered or not accepted for exchange are to be issued in the name of and/or returned to, a person other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered” or if a check or any certificates representing Perrigo ordinary shares not tendered or not exchanged are to be sent to someone other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered” or to the registered holder(s) listed above in the box entitled “Description of Shares Tendered” at an address other than that listed above in the box entitled “Description of Shares Tendered”, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Perrigo ordinary shares by book-entry transfer may request that Perrigo ordinary shares not exchanged be credited to such account at the book-entry transfer facility as such shareholder may designate under “Special Issuance Instructions”. If no such instructions are given, any such Perrigo ordinary shares not exchanged will be returned by crediting the account at the book-entry transfer facility designated above.

8. IRS Form W-9 and appropriate IRS Form W-8. Each holder of Perrigo ordinary shares or other payee that is a United States person is required (i) to provide the Exchange Agent with a correct taxpayer identification number (“TIN”), generally such holder’s or payee’s social security or federal employer identification number, along with certain other information, on IRS Form W-9, and to certify that such holder (or other payee) is not subject to backup withholding or (ii) to otherwise establish an exemption from backup withholding. Failure to provide the correct information on the IRS Form W-9 may subject the U.S. Holder (or other payee) to a $50 penalty imposed by the IRS and 28% federal income tax backup withholding on the payment of any Mylan ordinary shares and cash.

Certain holders (including, among others, certain corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. In order to avoid backup withholding, exempt U.S. Holders should fill out IRS Form W-9 and check the “Exempt payee” box. A non-U.S. Holder (or non-U.S. payee) may establish such non-U.S. Holder’s (or non-U.S. payee’s) status as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI and/or IRS Form W-8IMY or other applicable IRS Form W-8 (a copy of the applicable form may be obtained from the Exchange Agent upon request) attesting to such non-U.S. Holder’s (or non-U.S. payee’s) status.

The failure to provide the certification or the other information on IRS Form W-9 or the appropriate IRS Form W-8 or to otherwise establish an exemption from backup withholding will cause the Exchange Agent or other payor to withhold 28% of any amounts paid with respect to the offer and compulsory acquisition. An IRS Form W-9 or W-8 can be obtained from the Exchange Agent or the IRS at www.irs.gov.

Holders of Perrigo ordinary shares should consult their tax advisors regarding the application of U.S. backup withholding, the availability of an exemption from U.S. backup withholding and the procedures for obtaining such exemption, if available.

Backup withholding is not an additional tax. The amount of any U.S. backup withholding will be allowed as a credit against the beneficial owner’s U.S. federal income tax liability and may entitle such owner to a refund if the required information is furnished to the IRS.

The foregoing summary does not discuss all the aspects of U.S. federal income taxation that may be relevant to particular holders in light of their particular circumstances and income tax situations. See “The Offer—Material

Tax Considerations—U.S. Federal Income Tax Considerations” for a more detailed description of the U.S. federal income tax consequences of the offer. In addition, holders should consult their tax advisors as to particular tax consequences to them of the offer and compulsory acquisition, including the effect of any U.S. federal, state or local or non-U.S. tax laws.

9. Mutilated, Lost, Stolen or Destroyed Certificates. Holders of certificates representing Perrigo ordinary shares that have been mutilated, lost, stolen or destroyed should contact Computershare Trust Company, N.A., the transfer agent for Perrigo ordinary shares, by calling (800) 622-6757. The transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The Exchange Agent will not accept any Letter of Transmittal without the accompanying certificates. Perrigo shareholders wishing to tender Perrigo ordinary shares represented by certificates that have been mutilated, lost, stolen or destroyed must first obtain replacement certificates from Computershare Trust Company, N.A. and present such replacement certificates to the Exchange Agent with this Letter of Transmittal.

10. Waiver of Conditions. The conditions of the Offer may be waived, in whole or in part, by Mylan, in its sole discretion, at any time and from time to time, in the case of any Perrigo ordinary shares tendered.

11. Questions and Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers as set forth on the back page of this Letter of Transmittal. Requests for additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent. Shareholders may also contact their brokers, dealers, banks, trust companies or other nominees for assistance concerning the Offer.

12. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Perrigo ordinary shares will be determined by Mylan in its sole discretion, and their determinations shall be final and binding to the fullest extent permitted by law. Mylan reserves the absolute right to reject any and all tenders of Perrigo ordinary shares that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of its counsel, be unlawful. Mylan also reserves the absolute right to waive any defect or irregularity in the tender of any shares Perrigo ordinary shares. No tender of Perrigo ordinary shares will be deemed to be validly made until all defects and irregularities in tenders of shares have been cured or waived. None of Mylan or any of its affiliates or assigns, the Information Agent, the Exchange Agent or any other person is or will be under any duty to give any notification of any defects or irregularities in the tender of Perrigo ordinary shares and none of them will incur any liability for failure to give any such notice. Mylan’s interpretation of the terms and conditions of the Offer, including the Letter of Transmittal, will be final and binding to the fullest extent permitted by law.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Facsimiles of this Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and certificates representing Perrigo ordinary shares and any other required documents should be sent or delivered by each shareholder or such shareholder’s broker, dealer, bank, trust company or other nominee to the Exchange Agent at one of its addresses or to the facsimile number set forth herein.

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers as set forth below. Requests for additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent. Shareholders may also contact their brokers, dealers, banks, trust companies or other nominees for assistance concerning the Offer.

The Exchange Agent for the Offer is:

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By Mail:	By Overnight Courier or By Hand:
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The information agent for the offer is:

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders May Call Toll Free: (877) 456-3507

Banks and Brokers May Call Collect: (212) 750-5833